Exhibit 99.1

DIAMOND EAGLE ANNOUNCES SPECIAL MEETING DATE TO APPROVE PROPOSED BUSINESS COMBINATION WITH DRAFTKINGS AND SBTECH

Special Meeting Scheduled for April 9, 2020

LOS ANGELES, CA, March 20, 2020 – Diamond Eagle Acquisition Corp. (“Diamond Eagle” or the “Company”) (Nasdaq: DEAC, DEACU, DEACW) announced today that it has called the special meeting of its stockholders (the “Special Meeting”) for April 9, 2020, to, among other things, approve the proposed business combination (the “Business Combination”) among Diamond Eagle, DraftKings Inc. (“DK”) and SBTech (Global) Limited (“SBT”). Stockholders of record as of the close of business on March 20, 2020, the record date for the Special Meeting (the “Record Date”), will be entitled to vote their shares at the Special Meeting either in person or by proxy. Notice of the Special Meeting was mailed on March 20, 2020 to stockholders of record as of the Record Date. Due to concerns about the coronavirus (COVID-19), the Company may hold the Special Meeting solely by means of remote communication or provide for the ability of stockholders to attend the Special Meeting by means of remote communication. In that event, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on our website at http://eagleinvestmentpartners.com/ and filed with the U.S. Securities and Exchange Commission (the “SEC”) as supplemental proxy material.

In connection with the Special Meeting, eligible Diamond Eagle stockholders that wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern Time on April 7, 2020 by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting, when available.

In addition, institutional investors (including funds managed by Capital Research and Management Company, Wellington Management Company and Franklin Templeton) have committed to provide equity financing that will close concurrently with the Business Combination.

The closing of the Business Combination is subject to approval by Diamond Eagle’s stockholders and the satisfaction of other customary closing conditions and is expected to close as soon as practicable following the Special Meeting.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, DEAC NV Merger Corp. (“DEAC Nevada”), the Company’s wholly-owned subsidiary, filed a registration statement on Form S-4 (File No. 333-235805) (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of DEAC Nevada to be issued in the Business Combination. The Registration Statement has not yet been declared effective by the SEC. This material is not a substitute for the definitive proxy statement/prospectus regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement, the amendments thereto and, when available, the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders of record as of March 20, 2020 when available. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement, and is available free of charge from the sources indicated above.

Each of DK and SBT and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination.

About DraftKings

DraftKings is a U.S.-based digital sports entertainment and gaming company created to fuel the competitive spirits of sports fans with offerings that range across daily fantasy, regulated gaming, and digital media. Headquartered in Boston, and founded in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings’ daily fantasy product is available in 8 countries internationally with 15 distinct sport categories. Launched in 2018, DraftKings Sportsbook offers mobile and retail betting for major national and global sports, and currently operates pursuant to state regulations in Indiana, Iowa, Mississippi, New Hampshire, New Jersey, New York, Pennsylvania and West Virginia. DraftKings is the Official Daily Fantasy Partner of the NFL and PGA Tour as well as an Authorized Gaming Operator of the MLB, NBA and XFL.

About SBTech

SBTech is a global leader in omni-channel sports betting and gaming, with more than 1,200 employees in 10 offices worldwide. Since 2007, the group has developed the industry’s most powerful online sports betting and casino platform, serving licensees in more than 15 regulated territories. SBTech’s clients include many of the world’s premier betting and gaming operators, state lotteries, land-based casinos, horse racing companies, and iGaming start-ups. The group supplies highly flexible betting and gaming solutions to clients looking for exceptional configurability and the quickest route to market, complemented by proven business intelligence and reporting capabilities. The SBTech offering includes its seamless sportsbook, Chameleon360 igaming platform, managed services, on-property sportsbook and omni-channel solutions that provide players with constant access to sports and casino products across all online, mobile and retail channels. Supported by unrivalled expertise in trading and risk management, acquisition and CRM, and the highest standards of regulatory compliance, SBTech’s partners consistently achieve rapid growth, enhanced brand loyalty and record revenues.

About Diamond Eagle Acquisition Corp.

Founded by media executive Jeff Sagansky and founding investor Harry Sloan, Diamond Eagle Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any vote in any jurisdiction in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

MEDIA CONTACTS:

Media@draftkings.com

Jeff Pryor/Priority PR for Diamond Eagle

(818) 661-6368

INVESTOR CONTACTS:

Investors@draftkings.com

Eli Baker for Diamond Eagle

(424) 284-3519

elibaker@geacq.com